SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 14, 2002
                        (Date of earliest event reported)



                          MILITARY RESALE GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


               000-26463                                   11-2665282
---------------------------------                 -----------------------------
    (Commission  File  No.)                             (I.R.S.  Employer
                                                         Identification  No.)


         Executive Circle, Colorado Springs, Colorado 80906
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              (Address of Principal Executive Offices) (Zip Code)


                                 (719) 391-4564
                                 --------------
              (Registrant's telephone number, including area code)


                                        N/A
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     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

     (c)     Exhibits.

      Exhibit  Number     Exhibit  Title
      ---------------     --------------

      99.1     Transmittal  Letter

      99.2     Certification  of  Principal  Executive  Officer

      99.3     Certification  of  Principal  Financial  Officer

ITEM  9.  REGULATION  FD  DISCLOSURE

     On November 14, 2002, Military Resale Group, Inc. (the "Company") filed its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the transmittal letter and certifications of the Company's Chief Executive Officer, Edward T. Whelan and Chief Financial Officer, Ethan D. Hokit, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. 1350, attached as exhibits hereto.

     The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MILITARY  RESALE  GROUP,  INC.


Date:  November  14,  2002               By:  /s/  Ethan  D.  Hokit
                                              -------------------------
                                         Name:  Ethan  D.  Hokit
                                         Title:  President

                                  EXHIBIT INDEX


     Exhibit  Number     Exhibit  Title
     ---------------     ---------------

     99.1     Transmittal  Letter

     99.2     Certification  of  Principal  Executive  Officer

     99.3     Certification  of  Principal  Financial  Officer

                                                                    EXHIBIT 99.1

                           Military Resale Group, Inc.
                              2180 Executive Circle
                        Colorado Springs, Colorado 08906


                                                November  14,  2002

Via  EDGAR

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

Re:  Military  Resale  Group,  Inc.
     Quarterly  Report  on  Form 10-QSB for the quarter ended September 30, 2002

Ladies  and  Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                   Very  truly  yours,

                                   Military  Resale  Group

                                   By:     /s/  Ethan  D.  Hokit
                                           -------------------------
                                           Name:  Ethan  D.  Hokit
                                           Title:  President

                                                                    EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


     I, Edward T. Whelan, Chief Executive Officer of Military Resale Group, Inc. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended September 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                              By:  /s/  Edward  T.  Whelan
                                   --------------------------------
                                   Name:  Edward T. Whelan
                                   Title: Chief  Executive  Officer

November  14,  2002

                                                                 EXHIBIT  99.3

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)



     I, Ethan D. Hokit, Chief Financial Officer of Military Resale Group, Inc. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended September 30, 2002 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                              By:  /s/  Ethan  D.  Hokit
                                   --------------------------------
                                   Name:     Ethan  D.  Hokit
                                   Title: Chief  Financial  Officer

November  14,  2002